UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2011

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Belt Line Road, Suite 200, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 687-0030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 26, 2011, Cano Petroleum, Inc. (“Cano”) received a letter from NYSE Amex LLC (the “Exchange”) indicating that Cano is not in compliance with certain of the Exchange’s continued listing standards as set forth in Part 10 of the Exchange’s Company Guide (the “Company Guide”), and Cano has therefore become subject to the procedures and requirements of Section 1009 of the Company Guide.  Specifically, the Company was cited by the Exchange for noncompliance with the following sections of the Company Guide:

•                                          Section 1003(a)(i) — stockholders’ equity of less than $2,000,000 and net losses in two of its three most recent fiscal years;

•                                          Section 1003(a)(ii) — stockholders’ equity of less than $4,000,000 and net losses in three of its four most recent fiscal years;

•                                          Section 1003(a)(iii) — stockholders’ equity of less than $6,000,000 and net losses in five consecutive years; and

•                                          Section 1003(a)(iv) — The Company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

In order to maintain its listing, Cano must submit a plan by November 28, 2011 addressing how it intends to regain compliance with Section 1003(a)(iv) by January 26, 2012 and Section 1003(a)(i), Section 1003(a)(ii) and Section 1003(a)(iii) by October 26, 2012.  Cano is taking steps to prepare and submit such a plan to the Exchange on or before November 28, 2011.  The Corporate Compliance Department management of the Exchange will evaluate Cano’s plan and determine whether it reasonably demonstrates Cano’s ability to regain compliance with the continued listing standards within the specified timeframes.  If the Exchange accepts the Company’s plan, the Company may be able to continue its listing during the plan periods, provided that the Company demonstrates progress consistent with its plan and complies with other applicable Exchange listing qualifications.  If the Company fails to submit a satisfactory plan or fails to demonstrate progress consistent with the plan accepted by the Exchange, the Exchange may initiate delisting procedures.  During the plan period, the Company will be subject to periodic review to determine whether the Company is making progress consistent with the plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: October 28, 2011
	By:	/s/ John H. Homier
John H. Homier
Chief Financial Officer